Exhibit 99.1
NTS COMMUNICATIONS, INC.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED JULY 31, 2007 AND 2006

-i-

INDEPENDENT AUDITOR’S REPORT

The Board of Directors
NTS Communications, Inc. and Subsidiaries
Lubbock, Texas

We have audited the accompanying consolidated balance sheets of NTS Communications, Inc. and subsidiaries as of July 31, 2007 and 2006 and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NTS Communications, Inc., and subsidiaries as of July 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The supplementary information presented in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements as a whole.

Phillips & Associates, CPA’s
CERTIFIED PUBLIC ACCOUNTANTS
SEPTEMBER 17, 2007

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JULY 31, 2007 AND 2006
ASSETS

	2007	2006
Current assets
Cash and cash equivalents	$6,635,181	$5,387,759
Accounts receivable - trade	3,041,221	3,039,745
Allowance for bad debts	(202,735)	(216,181)
Other receivables	224,550	221,864
Unbilled revenue	1,399,650	1,776,210
Prepaid expenses	664,082	723,248
Accrued interest	251	142,940
Inventory	508,042	605,811
Deferred tax benefit	1,154,897	237,265

Total current assets	13,425,139	11,918,661

Investments	4,998	639,958

Property, equipment and improvements	100,700,076	97,394,616
Less accumulated depreciation & amortization	(72,327,212)	(68,536,765)
	28,372,864	28,857,851
Property, equipment and improvements in
development	838,345	1,206,023

Total property, equipment and improvements	29,211,209	30,063,874

Other assets
Note receivable – Shareholder Value, Ltd.	-	1,983,192
Goodwill	5,686,997	5,686,997
Less amortization of goodwill	(1,278,809)	(1,278,809)
Deferred tax benefit	-	438,403
Other assets	23,717	29,406

Total other assets	4,431,905	6,859,189

Total assets	$47,073,251	$49,481,682

The accompanying notes are an integral part of these statements.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
JULY 31, 2007 AND 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY

	2007	2006
Current liabilities
Accounts payable – trade and carrier charges	$2,445,915	$3,000,197
Note payable	-	1,155,365
Current maturities of long-term debt	445,397	693,258
Accrued other liabilities	2,131,113	2,187,241
Deferred revenues	898,469	844,591
Customer deposits	50,142	50,047

Total current liabilities	5,971,036	7,930,699

Long-term liabilities
Long-term debt, less current portion	421,432	764,999
Deferred income taxes	1,501,474	-

Total long-term liabilities	1,922,906	764,999

Total liabilities	7,893,942	8,695,698

Stockholders’ equity
Common stock, no par value, authorized
11,000,000 shares, 1,962,029 shares issued
in 2007 and 2006	4,959,938	4,959,938
Additional paid-in capital	1,814,620	1,814,620
Retained earnings – unrestricted	55,149,546	56,756,221

	61,924,104	63,530,779

Treasury stock at cost, 702,878 shares in 2007
and 2006	(22,744,795)	(22,744,795)

Total stockholders’ equity	39,179,309	40,785,984

Total liabilities and stockholders’ equity	$47,073,251	$49,481,682

The accompanying notes are an integral part of these statements.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED JULY 31, 2007 AND 2006
	2007	2006

Revenues earned	$67,421,984	$67,340,912

Cost of communication services	42,348,164	43,579,013

Gross profit	25,073,820	23,761,899

Selling, general and administrative expenses	23,676,789	24,410,455

Income (loss) from operations	1,397,031	(648,556)

Other income (expenses)
Interest income	382,364	401,805
Building lease	779,777	695,140
Other income	63,749	88,182
Gain on sale of assets	23,696	11,031
Gain on sale of investments	410,702	-
Interest expense	(141,750)	(183,779)

Total other income (expenses)	1,518,538	1,012,379

Income from continuing operations
before income taxes	2,915,569	363,823

Income tax provision	1,022,245	140,681

Net income	$1,893,324	$223,142

The accompanying notes are an integral part of these statements.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED JULY 31, 2007 AND 2006

	Common Stock	Additional Paid-In Capital	Retained Earnings	Treasury Stock	Total Stock-holders' Equity

Balance, July 31, 2005	$4,959,938	$1,814,620	$56,533,079	$(22,744,795)	$40,562,842
Net income	-	-	223,142	-	223,142

Balance, July 31, 2006	4,959,938	1,814,620	56,756,221	(22,744,795)	40,785,984
Dividend	-	-	(3,499,999)	-	(3,499,999)
Net income	-	-	1,893,324	-	1,893,324

Balance, July 31, 2007	$4,959,938	$1,814,620	$55,149,546	$(22,744,795)	$39,179,309

The accompanying notes are an integral part of these statements

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED JULY 31, 2007 AND 2006

	2007	2006

Cash flows from operating activities:
Net income	$1,893,324	$223,142
Adjustments to reconcile net income to net
cash provided by operating activities:
Depreciation and amortization of fixed assets	6,084,457	6,855,241
Capitalized depreciation	90,210	82,412
Increase (decrease) in deferred taxes	1,022,245	140,681
(Gain) loss on sale or disposal of assets	(23,696)	(11,031)
(Gain) loss on sale of investments	(410,702)	-
(Increase) decrease:
Accounts receivable – trade	(14,922)	(1,492,338)
Other receivables	(2,686)	(160,984)
Unbilled revenue	376,560	2,149,444
Accrued interest	142,689	(42,049)
Prepaid expenses	59,166	(296,548)
Inventory	97,769	(244,568)
Other assets	5,689	6,406
Increase (decrease):
Accounts payable – trade	(554,282)	(361,670)
Customer deposits	95	419
Deferred revenue	53,878	(352,408)
Accrued other liabilities	(56,128)	(244,494)
Accrued settlement	-	(218,487)

Net cash provided (used) by operating activities	8,763,666	6,033,168

Cash flows from investing activities:
Purchase of property, equipment and improvements	(5,238,717)	(10,062,401)
Proceeds from sale of assets	48,730	23,697
Change in partnership investment	1,777	(2,527)
Proceeds from sale of investments	1,043,885	-
Collection of note receivable	1,983,192	-

Net cash provided (used) by investing activities	(2,161,133)	(10,041,231)

The accompanying notes are an integral part of these statements.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

	2007	2006

Cash flows from financing activities:
Principal payments on long-term debt	(699,747)	(1,556,745)
Dividends paid	(3,499,999)	-
Change in line of credit note payable	(1,155,365)	1,155,365

Net cash provided (used) by financing activities	(5,355,111)	(401,380)

Net increase (decrease) in cash	1,247,422	(4,409,443)
Cash/Cash equivalents, beginning of year	5,387,759	9,797,202

Cash/Cash equivalents, end of year	$6,635,181	$5,387,759

Supplementary disclosures of cash flow information:

Cash paid during the year for:
Interest	$141,750	$183,779

Income taxes	$-	$-

Non cash investing and financing activities:

Equipment acquired by issuance of long-term debt	$108,319	$416,820

The accompanying notes are an integral part of these statements.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Company

NTS Communications, Inc. (NTS) and its wholly owned subsidiaries provide telecommunication services which are primarily engaged in selling or reselling long distance telephone service and providing local telephone, internet and video services to the general public, both commercial and residential.  These services are mainly provided within the continental United States with a concentration in the Southwestern United States.

NTS Communications, Inc. is a consolidated subsidiary of its majority-owned stockholder Telephone Electronics Corporation.

Principles of consolidation

The financial statements include the consolidated accounts of NTS Communications, Inc. and its four wholly-owned subsidiaries, Garey M. Wallace Company, Inc. dba GMW Company (inactive), NTS Properties, L.C., NTS Management Company, L.L.C., and NTS Construction Company.  All significant intercompany transactions have been eliminated in the consolidated financial statements.

Revenue recognition

Revenues for long distance services are derived primarily from tolls charged to customers and to other long distance carriers.  Deferred revenues result from billing for local service in advance.  Revenues are recognized as telecommunication services are provided.

Allowance for bad debts

An allowance for bad debts for trade accounts receivable is computed on the reserve method and is considered adequate to absorb potential losses.  Trade receivables are charged off when management believes, after considering economic conditions, business conditions and collection efforts, that the collection of the account is doubtful.

Unbilled revenue

Unbilled revenue represents units of service provided by the Company prior to the end of the fiscal year, but not included in accounts receivable due to the timing of routine billing cycles.  Each month’s unbilled revenue is converted to accounts receivable by the end of the following month.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Inventory

Inventories consist primarily of telephone equipment and are stated at cost using the first-in, first-out method.

Cash equivalents

For purposes of the consolidated statements of cash flows, cash equivalents include all temporary cash investments with maturities of three months or less.

Notes Receivable and Allowance for Note Losses

Notes receivable are stated at unpaid principal balances, less an allowance, if deemed necessary, for note losses.  Interest on notes is recognized over the term of the note and is calculated using the simple-interest method on principal amounts outstanding.

Notes are placed on nonaccrual when management believes, after considering economic conditions, business condition, and collection efforts, that the notes are impaired or collection of interest is doubtful.  Uncollectible interest previously accrued is charged off, or an allowance is established by a charge to interest income.  Interest income on nonaccrual notes is recognized only to the extent cash payments are received.

Property, equipment and improvements

Communication systems and other property and equipment are recorded at cost.  Maintenance, repairs and minor renewals are expensed as incurred. Betterments and improvements which substantially increase the useful lives of existing assets are capitalized.  When properties are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any profit or loss is credited or charged to income.

Depreciation and amortization are calculated using the straight-line method over the estimated service lives of assets.

Long-lived Assets

The Company evaluates long-lived assets for impairment using a discounted cash flows method whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  There was no impairment charged to expense during fiscal years ended July 31, 2007 and 2006.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, Continued

Goodwill

Goodwill represents the excess cost of companies acquired over the fair value of their identifiable net assets at the date of acquisition.  Goodwill is not amortized pursuant to Financial Accounting Standards No. 142.  The fair value of goodwill is estimated annually by using the expected present value of future cash flows.  There was no impairment charged to expense in 2007 and 2006.

Income taxes

Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax basis of depreciable assets and their financial reporting amounts at each year-end.  Income taxes of future periods are calculated using current tax structure, rates, and credits which have been applied prospectively.  Deferred income tax liability results primarily from the excess of tax over book depreciation and the amortization of section 197 intangibles for book over tax.  Deferred tax asset results primarily from certain accrued expenses recorded per books not tax deductible until paid.

Advertising costs

The Company expenses the costs of advertising as incurred.  Total advertising costs expensed in 2007 and 2006 were $313,409 and $868,313, respectively.

Reclassifications

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

2.	OTHER RECEIVABLES

	2007	2006

Current portion of employee advances	$-	$1,360
Health insurance refund	-	99,601
Vender credit receivable	9,079	97,554
Miscellaneous receivables	1,670	3,474
Receivable from Shareholder Value Ltd.	26,239	19,875
Sales tax refund receivable	187,562	-

	$224,550	$221,864

3.	INVESTMENTS

	2007	2006

Shareholder Value Ltd.	$4,998	$6,775
Land	-	633,183

	$4,998	$639,958

NTS Properties, L.C., a wholly owned subsidiary, is the managing partner with a 1% interest in Shareholder Value, Ltd., a Texas partnership formed to manage nonresidential real estate.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

4.	PROPERTY, EQUIPMENT AND IMPROVEMENTS

			Estimated
			Useful
	2007	2006	Lives

Land	$440,608	$440,608
Communications system in service	53,059,478	52,043,496	3-15 years
Building	2,100,779	2,044,684	20 years
Leasehold improvements	1,928,760	1,923,817	5-15 years
Office equipment	1,684,976	1,892,489	5-10 years
Computer hardware/software	9,459,519	11,283,564	5- 7 years
Construction equipment	393,915	383,064	5 years
Vehicles	883,759	911,869	5 years
Data, telephone and video equipment -
fiber network	2,854,657	2,935,684	3-15 years
Capitalized installation charges	3,422,369	3,376,539	5 years
Fiber optic system	24,471,256	20,158,802	18-20 years

Total property, equipment and improvements	$100,700,076	$97,394,616

Total depreciation and amortization expense on property, equipment and improvements for the years ended July 31, 2007 and 2006 was $6,084,457 and $6,855,241, respectively.  Total depreciation expense capitalized for the years ended July 31, 2007 and 2006 was $90,210 and $82,412, respectively.

5.	NOTE PAYABLE

The Company has a $3,500,000 revolving line of credit from City Bank.  The note is secured by an assignment of all accounts receivable, with interest equal to the Wall Street Journal prime, maturing January 2008.  As of July 31, 2007, there were no funds advanced against this line of credit.  At July 31, 2006, the total amount advanced on this line of credit was $1,155,365.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

6.	LONG-TERM DEBT
	2007	2006
GE Capital Corporation

Note for the purchase of the CLEC equipment with a face
value of $727,276, with monthly payments of $14,590,
including interest at 7.42% through August, 2006, secured
by the purchased equipment.	$-	$14,942

Note for the purchase of equipment with a face
amount of $108,319, with monthly payments of $3,468,
including interest at 9.31% through July, 2010, secured by
the purchased equipment.	105,728	-

Note for the purchase of a DRM faststart telephone switch
with a face amount of $1,353,202, payable in monthly
installments of $25,518 including interest at 4.970% through
September, 2007, secured by the purchased equipment.	50,727	346,475

Note for the purchase of equipment with a face value of $62,835, with monthly payments of $1,232, including interest at 9.30%
through April, 2011, secured by the purchased equipment.	50,390	59,822

GE Commercial Finance

Note for the purchase of equipment with a face value of $256,219, with monthly payments of $7,568, including interest at 9.30%
through March, 2009, secured by the purchased equipment.	161,615	233,655

City Bank

Note for the purchase of a tractor, backhoe, trailer, and boring machine with a face amount of $126,575, payable in monthly
installments of $2,637, including interest at 4.25% through
May, 2007, secured by the purchased equipment.	-	26,412

Note for the purchase of vehicles with a face value of $73,471, payable in monthly installments of $1,677, including interest at
4.49% through May, 2009, secured by the purchased equipment.	35,333	53,403

Note for the purchase of equipment with a face amount of
$1,064,230, payable in monthly installments of $17,750,
plus interest at prime through April, 2009, secured by the
purchased equipment.	376,050	584,980

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

6. LONG-TERM DEBT, Continued
	2007	2006
Note for the purchase of a pickup with a face amount of $16,628 payable in monthly installments of $509, including interest at
6.29% through April, 2009, secured by the purchased pickup.	10,082	15,360

Note for the purchase of a pickup with a face amount of $13,000 payable in monthly installments of $306, including interest at
6.39% through February, 2010, secured by the purchased pickup.
This note was retired prior to maturity.	-	11,797

Note for the purchase of a dump truck with a face amount of
$18,000 payable in monthly installments of $438, including
interest at 7.75% through February, 2010, secured by the
purchased dump truck.	12,258	16,376

Note for the purchase of a pickup with a face amount of $17,244 payable in monthly installments of $402, including interest at
5.49% through October, 2009, secured by the purchased pickup.	10,167	14,295

Note for the purchase of two pickups with a face amount of
$32,894 payable in monthly installments of $763, including
interest at 5.49% through August, 2009, secured by the
purchased pickups.	17,960	25,230

CitiCapital

Note for the purchase of a trencher and trailer with a face amount of $93,800, payable in monthly installments of $1,849, including interest at 6.75% through April, 2009, secured by the purchased
equipment and guaranty by NTS Communications, Inc.	36,519	55,510

	$866,829	$1,458,257

The aggregate maturities of the long-term debt for the five years ending July 31, are as follows:

2008	$445,397
2009	349,291
2010	56,638
2011	15,503
2012	-

$866,829

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

7.      LEASES

Lessee

The Company is obligated under various operating leases for office facilities and equipment rooms that expire at various times through 2013.  Certain leases contain contingent rental provisions keyed to the consumer price index.

Future minimum lease payments under noncancellable operating leases as of July 31, 2007, for each of the next five years in the aggregate are:

July 31,	Amount

2008	$1,386,871
2009	1,285,334
2010	933,293
2011	786,886
2012	771,714
Thereafter	771,714

Total minimum lease payments	$5,935,812

Rent expense for operating leases in fiscal years ending 2007 and 2006, was $1,649,039 and $1,643,743, respectively.

Lessor

NTS Management Company, L.L.C. (a consolidated subsidiary) is the lessor of the Metro Tower building located in Lubbock, Texas. The building was acquired in February, 1997 and has a capitalized amount of $1,661,262 and $1,605,167 with corresponding accumulated depreciation of $825,955 and $711,907 at July 31, 2007 and 2006, respectively.

Minimum future rentals to be received on noncancellable leases as of July 31, 2007, for each of the next five years in the aggregate are:

July 31,	Amount

2008	$281,101
2009	135,200
2010	51,983
2011	17,854
2012	4,000

Total minimum future rentals	$490,138

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

8.      INCOME TAXES

The following is an analysis reconciling taxable income per books with taxable income per the corporate return.

	2007	2006

Income (loss) from continuing operations
before taxes	$2,915,569	$363,823
50% meals and entertainment	21,923	21,661
Penalties	-	7,142

Taxable income (loss) – financial	2,937,492	392,626

Increase (decrease) in provision for bad debts	(8,072)	(615,392)
Increase (decrease) in provision for accrued vacation	(84,631)	3,261
Book depreciation greater (lesser) than tax	414,314	958,276
Excess tax gain (loss) on asset disposals	-	4,196
Book amortization of section 197 intangibles
greater(lesser) than tax amortization	(512,468)	(512,468)
Excess book income over partnership K-1	(230)
Utilization of contribution carryover	-	(4,101)
Utilization of net operating loss carryover	(2,746,405)	(226,398)

Taxable income (loss)	$0	$0

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

8.      INCOME TAXES, Continued

	2007	2006

Federal income tax liability at 34%	$0	$0
Increase (decrease) in deferred income taxes	1,022,245	140,681

Income tax provision	$1,022,245	$140,681

All subsidiaries are filed on the consolidated Form 1120 of NTS Communications, Inc.

The following is an analysis of the components of deferred taxes:

	2007		2006
	Current	Long-term	Current	Long-term
Difference in financial and
tax depreciation	$-	$7,277,209	$-	$7,622,182
Provision for bad debts	(202,735)	-	(210,807)	-
Provision for accrued
vacation	(402,400)	-	(487,030)	-
Difference in financial and
tax goodwill amortization	-	(2,861,109)	-	(3,373,576)
Net operating loss carryforward	(2,791,620)	-	-	(5,538,024)

	(3,396,755)	4,416,100	(697,837)	(1,289,418)
	x34%	x34%	x34%	x34%

Deferred tax (benefit)
payable	$(1,154,897)	$1,501,474	$(237,265)	$(438,403)

The net operating loss carryforward will begin to expire in 2024.

9.      EMPLOYEE BENEFIT PLAN

The Company maintains an employees’ savings and retirement plan under Section 401(k) of the Internal Revenue Code.  All full-time employees who have completed six months of service become eligible to participate upon the nearest semi-annual plan entry date.  The Company’s contribution to the plan, as determined by the board of directors, is discretionary and is limited to a portion of the employee’s contribution.  The Company contributed $425,380 and $404,042 during the years ended July 31, 2007 and 2006, respectively.  All contributions were fully funded as of the report date.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

10.    RELATED PARTY TRANSACTIONS

Shareholder Value, Ltd., leases office space to NTS Communications, Inc. The partners of Shareholder Value, Ltd., consist of stockholders of NTS Communications, Inc., and NTS Properties, L.C., the managing partner.  NTS Properties, L.C., is a wholly owned subsidiary of NTS Communications, Inc.  Total lease payments made to Shareholder Value, Ltd. for the years ended July 31, 2007 and 2006 was $771,714 for each year.

NTS Communications, Inc. also extended Shareholder Value Ltd., a line of credit in the amount of $2,000,000.  This note matures on October 31, 2014, with interest payments at 6.55% due annually on October 31.  At July 31, 2006, the principle balance outstanding was $1,983,192 with accrued interest of $97,098.  During 2007, this note was collected in its entirety along with all accrued interest.  Total interest received for the years ended July 31, 2007 and 2006 was $125,984 and $129,899, respectively.

NTS Communications, Inc. has provided long distance switching service to companies owned by NTS stockholders and directors, including Telephone Electronics Corporation, a stockholder, owning 63.47% of NTS common stock.  The service is provided at a price equal to that charged to unrelated dealers.

11.	CONCENTRATION OF RISK

The Company customarily grants credit to its customers and generally does not require collateral.  A substantial portion of credit sales is to other long distance service providers.  Accordingly, conditions in the long distance telephone service industry, including actions by regulatory authorities, may significantly influence the ability to collect a substantial portion of its trade accounts receivable.

The Company maintained cash in excess of the federally insured limit of $100,000.  At July 31, 2007 and 2006, uninsured deposits were $7,214,581 and $6,342,595, respectively.

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED JULY 31, 2007 AND 2006
(Continued)

12.	SUBSEQUENT EVENTS

On August 2, 2007, the Company declared a cash dividend of $2.40 per share payable on August 15, 2007, to stockholders of record on July 31, 2007.

In August, 2007, the Company announced that it had entered into a definitive agreement to sell at least 95% of the issued and outstanding shares of its common stock to Xfone, Inc.  The agreement’s expiration date is January 15, 2008 with an option to extend the date to February 15, 2008.  The effective closing date is tentatively set for January 15, 2008.

SUPPLEMENTARY INFORMATION

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF REVENUES EARNED
YEARS ENDED JULY 31, 2007 AND 2006

	2007	2006

Long distance, toll, and operator assistance	$17,166,703	$17,811,076
Private lines	17,080,956	17,492,527
Local service	20,370,117	20,028,633
Data services	6,987,319	6,606,434
Universal service fee	1,224,633	1,095,492
PICC cost recovery	263,570	294,879
Regulatory cost recovery	376,387	25,328
Carrier access billing	1,292,968	1,849,088
Paging	691	2,403
Telephone systems sales & services	1,836,388	1,729,985
Conference calls	48,536	43,099
Video	982,758	480,669
Other credits	(209,042)	(118,701)

	$67,421,984	$67,340,912

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF COST OF COMMUNICATION SERVICES
YEARS ENDED JULY 31, 2007 AND 2006

	2007	2006

Access and termination	$1,029,596	$1,518,241
Usage	9,473,694	8,838,517
Transport	3,493,832	3,742,851
Private line	8,317,820	8,366,757
Local service access	2,335,553	2,591,832
CLEC local service	9,494,346	10,309,165
Conference calls	20,486	19,722
Universal service fund	1,365,518	1,145,060
PICC fund	89,731	44,234
Amortization of capitalized Installation charges	95,988	188,616
Circuit establishment and maintenance	14,131	22,451
Video services	490,147	236,731
Depreciation and amortization of
telecommunications equipment	4,786,055	5,354,699
Data services	332,208	253,233
Payphone service charge	45,385	67,467
800 access & administration fees	37,528	53,109
Telephone equipment and warranty	886,943	808,522
Operator assistance	38,723	16,883
Paging services	480	923

	$42,348,164	$43,579,013

NTS COMMUNICATIONS, INC. AND SUBSIDIARIES
CONSOLIDATED SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
YEARS ENDED JULY 31, 2007 AND 2006

	2007	2006

Advertising	$313,409	$868,313
Automobile and truck expense	183,470	199,627
Bad debt expense	249,433	257,156
Bank charges	141,723	104,110
Business meals	43,619	42,825
Collection agency fees	16,128	15,803
Commissions	890,198	885,051
Computer expense	540,307	393,124
Contract labor	63,327	80,061
Depreciation	1,202,414	1,311,926
Directors fees	39,000	54,000
Dues and subscriptions	50,311	58,693
Employee benefits	425,380	404,042
Engineering fees	7,120	6,213
Entertainment and promotional	111,327	143,480
Freight	30,029	32,798
Insurance	2,204,707	1,765,040
State infrastructure assessment	293,531	189,272
Internet expenses	11,700	11,700
Legal and accounting	250,741	202,280
Licenses and fees	37,008	35,372
Management fees	26,019	23,921
Miscellaneous	30,488	17,102
Office supplies and expense	192,216	265,199
Postage	271,670	323,393
Rent	1,649,039	1,643,743
Repairs and maintenance	337,756	322,797
Salaries	11,436,642	12,011,601
Taxes – other	472,988	468,461
Taxes – payroll	922,607	973,558
Telephone	188,317	251,100
Travel	185,097	218,712
Training	12,725	26,730
Trust and loan fees	-	185
Utilities	846,343	803,067

	$23,676,789	$24,410,455